UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2021

BROADSTONE NET LEASE, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-39529	26-1516177
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

800 Clinton Square, Rochester, New York	14604
(Address of principal executive offices)	(Zip code)

(585) 287-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value	BNL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01.	Other Events.

On June 23, 2021, Broadstone Net Lease, Inc. (the “Company”) and Broadstone Net Lease, LLC entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC and BMO Capital Markets Corp., as representatives of several underwriters named in Schedule 1 thereto (the “Underwriters”), relating to the sale by the Company (the “Offering”) of 10,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.00025 per share. The Company granted the Underwriters a 30-day option to purchase up to an additional 1,500,000 Shares (the “Share Option”). On June 24, 2021, the Underwriters exercised in full the Share Option. The Offering closed on June 28, 2021.

The Offering described in this Current Report on Form 8-K was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-257317), effective upon filing with the Securities and Exchange Commission on June 23, 2021, as supplemented by the preliminary prospectus supplement, dated June 23, 2021, and the final prospectus supplement, dated June 23, 2021.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification of the Underwriters by the Company for certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

The legality opinion of Ballard Spahr LLP is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 23, 2021, by and among Broadstone Net Lease, Inc., Broadstone Net Lease, LLC, Goldman Sachs & Co. LLC and BMO Capital Markets Corp. as representatives of several underwriters named in Schedule 1 thereto.

5.1	Opinion of Ballard Spahr LLP.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADSTONE NET LEASE, INC.

By:	/s/ John D. Moragne
Name: John D. Moragne
Title: Executive Vice President, Chief Operating Officer, and Secretary

Date: June 28, 2021